Exhibit 10.7


                                                              March 11, 1998



Charles E. Bradley
c/o Stanwich Partners, Inc.
One Stamford Landing
62 Southfield Avenue
Stamford, Connecticut  06902

John G. Poole
c/o Stanwich Partners, Inc.
One Stamford Landing
62 Southfield Avenue
Stamford, Connecticut  06902

Banc One Capital Partners Corporation
150 E. Gay Street
Columbus, Ohio  43215

PNC Capital Corp.
3100 CNG Tower
625 Liberty Avenue
Pittsburgh, Pennsylvania  15222

                  Re:  Amendment to Intercreditor Agreement ("Amendment")

Gentlemen:

     Reference is made to the Intercreditor Agreement made as of October 23, 1995 between The CIT Group/Business Credit, Inc. ("CIT"), a financial institution, Charles E. Bradley, Sr. ("Bradley"), John G. Poole ("Poole"), Banc One Capital Partners Corporation, a Texas Corporation, ("Bank One") and PNC Capital Corp., a Delaware corporation ("PNC"), as amended (the "Intercreditor Agreement"). Capitalized terms used in this letter and defined in the Intercreditor

Agreement shall have the same meanings in this letter as in the Intercreditor Agreement unless otherwise specifically defined in this letter.

     Each of the undersigned hereby agree that Paragraph A of the Introduction to the Intercreditor Agreement is amended in full to read:

          "A. DeVLIEG BULLARD, INC. (the "Borrower") is indebted to CIT and BNY Financial Corporation and their respective successors in interest and assigns (referred to herein collectively as the "Senior Debt Holder") in the original principal amount of up to $40,000,000 (together with all other indebtedness, liabilities and obligations of the Borrower to any Senior Debt Holder under the Financing Agreement hereinafter referred to, the "Senior Indebtedness"), as evidenced by, among other things, an Amended and Restated Financing and Security Agreement between CIT and the Borrower dated January 17, 1997 (as amended and as it may be amended in the future, the "Financing Agreement"), the Borrower's $30,000,000 revolving credit promissory notes and the Borrower's $7,600,000 term loan promissory notes (collectively and as amended and assigned and as they may be amended and assigned, the "Senior Notes"). All documents and agreements delivered pursuant to or in connection with the Senior Indebtedness are herein referred to as the "Senior Financing Documents"."

     In addition, each of the undersigned hereby agrees that CIT executed the Intercreditor Agreement for itself and as Agent for each Senior Debt Holder and all Senior Debt Holders are entitled to rely on the terms of the Intercreditor Agreement.

     This Amendment shall become effective on the date when the Borrower, Bradley, Poole, Banc One, PNC and CIT shall have executed and delivered this Amendment.

     This Amendment may be executed in counterparts.

     The execution and delivery of this Amendment shall not, except as specifically provided above, constitute a waiver of any right, power or remedy of any Senior Debt Holder under the Intercreditor Agreement or any other document


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


related thereto and the Intercreditor Agreement and each other document related thereto shall remain in full force and effect and are hereby ratified and confirmed.

                                                 Very truly yours,

                                                 THE CIT GROUP/BUSINESS
                                                 CREDIT, INC.


                                                 By /s/ Edward Hirshfield
                                                    ---------------------------
                                                     Name: Edward Hirshfield
                                                     Title: Assistant Secretary



Agreed and Accepted:

CHARLES E. BRADLEY


By /s/ Charles E. Bradley
   -------------------------
    Name:


JOHN G. POOLE


By /s/ John G. Poole
   --------------------
    Name:


BANC ONE CAPITAL PARTNERS


By /s/  James H. Wolfe
   -------------------------
  Name: James H. Wolfe
    Title: Managing Director


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


PNC CAPITAL CORP.


By: /s/ David J. Blair
    -------------------------
    Name:  David J. Blair
    Title: Senior Vice President
           and Principle


DeVLIEG-BULLARD, INC.


By /s/ WO Thomas
   ---------------------------
    Name: WO THOMAS
    Title: PRESIDENT


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